UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022
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SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

38/39 Fitzwilliam Square	D02 NX53
Dublin 2
Ireland
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (353) (1) 234-3136
N/A
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On August 29, 2022, Seagate Technology Holdings plc (“Seagate” or the “Company”) received a proposed charging letter (“PCL”) from the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”), alleging violations of the U.S. Export Administration Regulations (“EAR”). The PCL alleges Seagate acted in violation of the EAR by providing Seagate hard disk drives (“HDDs”) to a customer and its affiliates listed on the BIS Entity List between August 2020 and September 2021. Seagate has responded to the PCL, setting forth Seagate’s position that it did not engage in prohibited conduct as alleged by BIS, because, among other reasons, Seagate’s HDDs are not subject to the EAR.
The matters raised by the PCL remain unresolved at this time, and there can be no assurance as to the timing or terms of any final outcome. Seagate is unable at this time to estimate the range of loss and/or penalty, if any, although it is possible that the outcome could have a material impact on our business, results of operations, financial condition, and cash flows.
Seagate believes it has complied with all relevant export control laws and regulations. Seagate has committed to compliance through its global team of international trade compliance and legal professionals and by maintaining robust trade controls compliance policies and procedures. Seagate has been cooperating with BIS and intends to continue to engage with BIS to seek a resolution of this matter.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date: October 26, 2022	By:	/s/ Katherine E. Schuelke
	Name:	Katherine E. Schuelke
	Title:	Senior Vice President, Chief Legal Officer & Company Secretary